Fees Summary	Dec. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,817,426.38
Previously Paid Amount	0.00
Total Fee Amount	1,217.69
Total Offset Amount	0.00
Net Fee	$ 1,217.69